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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

- --------------------------------------------------------------------------------
                                   FORM 8-K/A
                                (Amendment No. 1)
- --------------------------------------------------------------------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 14, 1997
                        (Date of earliest event reported)


                        RETIREMENT CARE ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)

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
     COLORADO                                 1-14114                                  43-1441789
(State or other jurisdiction of      (Commission file number)              (I.R.S. Employer Identification No.)
incorporation or organization)
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                       6000 LAKE FORREST DRIVE, SUITE 200
                             ATLANTA, GEORGIA 30328
                    (Address of principal executive offices)

                                 (404) 255-7500
              (Registrant's telephone number, including area code)


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Item 4.  Changes in the Registrant's Certifying Accountant.

On August 21, 1997, the Company filed a Current Report on Form 8-K (the "Form 8-K") reporting the resignation of Coopers & Lybrand L.L.P. ("C&L") by letter dated August 14, 1997. The Company furnished a copy of the Form 8-K to C&L on the day it was filed with the Securities and Exchange Commission (the "Commission") and requested C&L furnish the Company with a letter addressed to the Commission, as required by Item 304(a)(3) of Regulation S-K. On September 5, 1997, C&L provided the Company with its response to the Form 8-K (the "Response Letter"), wherein it agrees with the statements made by the Company therein.

Although C&L's audit report on the Company's financial statements for the fiscal year ended June 30, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, the Response Letter states that such audit report should not be relied upon because C&L has concluded that it is unable to rely on management's representations. The Response Letter does not offer any reasons for such statement except for the matters disclosed in the Form 8-K.

The Response Letter also describes certain "additional disagreements" (see paragraph 1 of the Response Letter) between C&L and the Company. The Company did not disclose such matters in the Form 8-K because the Company views such matters not as "disagreements," within the meaning of Item 304 of Regulation S-K, but as initial differences of opinion based upon incomplete facts and preliminary information that were later resolved to C&L's satisfaction.

The Company has engaged the accounting firm of Cherry, Beckaert & Holland, L.L.P. to reaudit the Company's financial statements for the fiscal year ended June 30, 1996 and to audit the Company's financial statements for the fiscal year ended June 30, 1997.

A copy of the Response Letter is attached hereto as Exhibit 16.1. The foregoing description of the Response Letter is qualified in its entirety by reference to the text thereof.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements:  None.

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  16.1             Response Letter of Coopers & Lybrand L.L.P.
                                   required by Item 304(a)(3) of Regulation S-K.

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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     RETIREMENT CARE ASSOCIATES, INC.

                                     By: /s/ Darrell C. Tucker
                                        ----------------------------------------
                                        Darrell C. Tucker, Its Treasurer

Dated as of September 5, 1997.

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                                  EXHIBIT INDEX

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EXHIBIT NO.                                           DESCRIPTION
- -----------                                           -----------
     16.1 Response Letter of Coopers & Lybrand L.L.P. required by Item 304(a)(3) of Regulation S-K.
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